SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 20, 2003

                        Education Management Corporation
               (Exact Name of Registrant as Specified in Charter)

        Pennsylvania                     000-21363                25-1119571
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania                          15222
 (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

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Item 5. Other Events.

On November 20, 2003, Education Management Corporation, a Pennsylvania corporation (the "Company"), announced that its Board of Directors declared a stock split effected in the form of a stock dividend, payable at the rate of one share of common stock, par value $.01 per share (the "Common Stock"), for each issued and outstanding share of Common Stock to the holders of record of Common Stock as of the close of business on December 1, 2003. The shares to be issued on account of the stock split will be distributed on December 22, 2003. A copy of the press release announcing the stock dividend is attached hereto as Exhibit
99.1 and is hereby incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

Exhibit 99.1      Press release dated November 20, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EDUCATION MANAGEMENT CORPORATION

                                                By: /s/ ROBERT T. MCDOWELL
                                                    ----------------------------
                                                    Robert T. McDowell
                                                    Executive Vice President and
                                                    Chief Financial Officer
Dated:  November 20, 2003

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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated November 20, 2003